                                    [PHOTO]
--------------------------------------------------------------------------------

                         ANNUAL REPORT AUGUST 31, 1999

                                  OPPENHEIMER

                              CAPITAL INCOME FUND


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

CONTENTS

 3  President's Letter

 5  An Interview
    with Your Fund's
    Managers

 9  Fund Performance

14  FINANCIAL
    STATEMENTS

41  INDEPENDENT
    AUDITORS' REPORT

42  Federal
    Income Tax
    Information

43  Officers and Trustees

44  Information and
    Services

A SHIFT IN INVESTOR PREFERENCE FROM GROWTH TO VALUE STOCKS in the second quarter of 1999 helped to enhance Fund performance.

THE FUND'S TELECOMMUNICATIONS, PAPER AND OIL STOCKS produced strong returns over the period.

IN THE COMING MONTHS WE ANTICIPATE SHIFTING A PORTION OF THE FUND'S CASH POSITION INTO COMMON STOCKS AND BONDS that tend to perform well in a slower growth environment.

------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the 1-Year Period
Ended 8/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
------------------------
11.03%      4.64%

Class B
Without     With
Sales Chg.  Sales Chg.
------------------------
10.22%      5.26%

Class C
Without     With
Sales Chg.  Sales Chg.
------------------------
10.15%      9.16%
------------------------

------------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
------------------------

*See page 12 for further details.



                       2 OPPENHEIMER CAPITAL INCOME FUND

PRESIDENT'S LETTER

[PHOTO]

JAMES C.SWAIN
Chairman
Oppenheimer
Capital Income Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Capital Income Fund


DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

      In the stock market, the performance of largecapitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


                        3 OPPENHEIMER CAPITAL INCOME FUND

PRESIDENT'S LETTER

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a lowinflation environment. What's more, we believe that the move to higher interest rates should be temporary.

      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JAMES C. SWAIN           /s/ BRIDGET A. MACASKILL

James C. Swain               Bridget A. Macaskill
September 22, 1999


                        4 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Doney
Michael Levine(1)


Q  HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31,
1999?

A. We were pleased that Oppenheimer Capital Income Fund was able to meet its primary objective of providing current income to its shareholders. This was noteworthy because dividends paid by stocks have been falling for quite some time. However, the Fund was less successful in generating capital appreciation.

CAN YOU DESCRIBE THE ECONOMIC AND STOCK MARKET ENVIRONMENT OVER THIS PAST FISCAL YEAR?

The overall strength of the U.S. economy and equity markets continues to surprise many financial experts. During the fourth quarter of 1998, the last of three interest rate cuts by the Federal Reserve Board (the Fed) aided the market, and in particular, growth stocks. As 1999 began, the market continued its ascent, due largely to a buoyant economy, low inflation and receding fears of a global financial crisis. But the market's rally was deceiving. Gains were mostly limited to a few very large growth companies and the technology sector.

      However, investors abruptly shifted gears in the second quarter--suddenly appearing to favor economically sensitive and more value-oriented stocks. In recent months, we've seen yet another shift in the market. The economy is still going strong, but there have been concerns over an increase in inflation. As a result, the Fed raised short-term interest rates this summer. Initially, both the stock and bond markets reacted negatively. But as the fiscal year ended, inflationary fears subsided, and it remained uncertain whether further rate hikes would occur.

1. Effective 6/1/99, Michael Levine became a Portfolio Manager of the Fund.





                        5 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

"The overall strength of the U.S. economy, which is reflected in the performance of the equity markets, continues to surprise many financial experts."


HOW HAVE YOU MANAGED THE PORTFOLIO IN LIGHT OF THESE MARKET CHANGES?

We continued to emphasize our disciplined investment process--one that has helped us seek a high level of current income, while attempting to cushion the portfolio from market downswings.

      Because our analysis suggested that economic growth was likely to slow, we gradually reduced our exposure to common stocks during the fiscal year. We invested the proceeds from these sales into securities that tend to hold up well in a slow-growth environment, including Real Estate Investment Trusts (REITs) and utility stocks. We also increased our exposure to bonds in recent months in order to seek to take advantage of their higher yields.

CAN YOU SHARE SOME EXAMPLES OF STRONG PERFORMERS FOR THE FUND?

Several of our telecommunications stocks generated outstanding results during the fiscal year. The industry is experiencing rapid growth, due to increased Internet use and strong demand for wireless services. Accordingly, there have also been quite a few successful mergers within the industry, which has helped to further drive up stock prices. One holding in this area was GTE Corp. The firm exceeded analysts' earnings expectations, and is currently in the process of being acquired by Bell Atlantic.

      In addition, several of our stocks in the paper industry performed well--benefiting from strong product demand and healthy profits. And when oil prices increased in early 1999, so did the value of a number of the Fund's energy stocks.






                        6 OPPENHEIMER CAPITAL INCOME FUND

-------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/99(2)

Class A
1-Year   5-Year 10-Year
-------------------------
-2.94%   13.41% 10.35%

Class B         Since
1-Year   5-Year Inception
-------------------------
-2.50%   13.60% 11.49%

Class C         Since
1-Year   5-Year Inception
-------------------------
1.18%    N/A    13.24%


WERE THERE ANY AREAS THAT DID NOT LIVE UP TO YOUR EXPECTATIONS?

Some of our holdings in the financial services sector failed to keep pace with the market's advances due to rising interest rates. Interest rates affect financial companies in a variety of ways. For example, as interest rates increase, the value of existing fixed-interest loans falls. In addition, the overall level of financial activity tends to decrease as the cost of capital rises.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND OVER THE NEXT FEW MONTHS?

We are in the midst of one of the longest economic booms the country has ever experienced. However, we expect to see slower growth rates as the year progresses. In fact, with the recent rise in interest rates, home refinancing has already declined.

      Should the economy slow, interest rates could come down from their current levels. In our opinion, this would bode well for our financial services stocks and fixed income securities. In the coming months we anticipate shifting a portion of the Fund's cash position into common stocks and bonds that tend to perform well in a slower growth environment.

WHY WAS THE FUND'S NAME CHANGED TO OPPENHEIMER CAPITAL INCOME FUND?

The new name better reflects the primary objective of the Fund, which is to provide current income compatible with prudent investing. The change also denotes the Fund's increased flexibility with regard to its investment strategy.



2. See page 12 for further details.




                        7 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

---------------------------
PORTFOLIO ALLOCATION(3)
[PIE CHART]

- l Stocks            69.2%
- l Bonds             21.5
- l Cash Equivalents   9.3
---------------------------

Rather than limiting the portfolio to primarily income-producing equity securities, the Fund can now invest in a broader selection of securities in order to meet its objective. These changes are indicative of the way we do business. Because at OppenheimerFunds, we do what we say we're going to do. It's just another example of why Oppenheimer Capital Income Fund is an important part of The Right Way to Invest.


TOP 5 COMMON STOCK INDUSTRIES(3)
--------------------------------------------------------
Banks                                              15.7%
--------------------------------------------------------
Diversified Financial                               4.7
--------------------------------------------------------
Insurance                                           4.7
--------------------------------------------------------
Electric Utilities                                  4.3
--------------------------------------------------------
Oil: Domestic                                       3.8

TOP 10 COMMON STOCK HOLDINGS(3)
--------------------------------------------------------
Chase Manhattan Corp.                               2.5%
--------------------------------------------------------
Citigroup, Inc.                                     2.4
--------------------------------------------------------
First Union Corp.                                   2.2
--------------------------------------------------------
Philip Morris Cos., Inc.                            2.2
--------------------------------------------------------
Bank of America Corp.                               2.2
--------------------------------------------------------
Bank One Corp.                                      1.5
--------------------------------------------------------
American General Corp.                              1.3
--------------------------------------------------------
Bristol-Myers Squibb Co.                            1.1
--------------------------------------------------------
GTE Corp.                                           1.0
--------------------------------------------------------
BankBoston Corp.                                    0.9


3. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.

                        8 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Managers, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 1999, Oppenheimer Capital Income Fund's performance was affected by a number of factors. These included a general shift in investor preference during the second quarter of 1999 from growth to value stocks, as well as rising interest rates toward the end of the reporting period. The Fund's investments in telecommunications, paper and oil stocks enhanced performance. However, with the Federal Reserve Board raising interest rates to help stem inflation, many of the Fund's financial services issues were hurt. While equity yields steadily declined during the period, the Fund continued to be able to provide current income for its shareholders. The dividend declined slightly. The Fund's portfolio holdings, allocation and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until August 31, 1999. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which does not include debt securities.



                        9 OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE


CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class A) and S&P 500

[The following table was originally a line graph in the printed materials.]


            OPPENHEIMER CAPITAL
  DATE      INCOME FUND CLASS A      S&P 500

06/30/89         $  9,425          $    10,000
06/30/90           10,279               11,646
06/30/91           10,658               12,503
06/30/92           11,751               14,177
06/30/93           13,721               16,107
06/30/94           13,810               16,334
06/30/95           15,974               20,584
06/30/96           18,948               25,928
08/31/96           18,898               25,305
08/31/97           25,207               35,581
08/31/98           26,761               38,466
08/31/99           29,712               53,774

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(2) 1-YEAR 4.64% 5-YEAR 13.80% 10-YEAR 10.66%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class B) and S&P 500

[The following table was originally a line graph in the printed materials.]

              OPPENHEIMER CAPITAL
  DATE        INCOME FUND CLASS B             S&P 500
08/17/93         $    10,000               $      10,000
06/30/94               9,765                       9,810
06/30/95              11,216                      12,362
06/30/96              13,188                      15,571
08/31/96              13,141                      15,197
08/31/97              17,369                      21,369
08/31/98              18,292                      23,102
08/31/99              20,166                      32,295

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(2) 1-YEAR 5.26% 5-YEAR 13.99% 10-YEAR 12.32%

                       10 OPPENHEIMER CAPITAL INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Income Fund (Class C) and S&P 500

[The following table was originally a line graph in the printed materials]

             OPPENHEIMER CAPITAL
  DATE       INCOME FUND CLASS C                S&P 500
11/01/95         $  10,000                     $  10,000
06/30/96            11,050                        11,712
08/30/96            11,001                        11,430
08/31/97            14,554                        16,072
08/31/98            15,327                        17,375
08/31/99            16,883                        24,290

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/99(2)

1-YEAR 9.16%    LIFE 14.64%

The performance information for S&P 500 in the graphs begins on 6/30/89 for Class A, 8/31/93 for Class B and 10/31/95 for Class C.

1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. See page 12 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                       11 OPPENHEIMER CAPITAL INCOME FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A
The inception date of the Fund was 12/1/70. Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher.

CLASS B
Class B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.

CLASS C
Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                       12 OPPENHEIMER CAPITAL INCOME FUND

FINANCIALS

                       13 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 1999

                                                                                                        MARKET VALUE
                                                                                             SHARES       SEE NOTE 1
====================================================================================================================
 COMMON STOCKS--60.8%
--------------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--2.2%
--------------------------------------------------------------------------------------------------------------------
 CHEMICALS--0.7%
 Dexter Corp.                                                                                500,000    $ 18,218,750
--------------------------------------------------------------------------------------------------------------------
 Engelhard Corp.                                                                             485,000       9,669,687
                                                                                                       -------------
                                                                                                          27,888,437

--------------------------------------------------------------------------------------------------------------------
 PAPER--1.5%
 International Paper Co.                                                                     344,820      16,228,091
--------------------------------------------------------------------------------------------------------------------
 Smurfit-Stone Container Corp.(1)                                                            257,142       5,448,196
--------------------------------------------------------------------------------------------------------------------
 Sonoco Products Co.                                                                         660,000      15,675,000
--------------------------------------------------------------------------------------------------------------------
 Westvaco Corp.                                                                              375,000       9,820,312
--------------------------------------------------------------------------------------------------------------------
 Weyerhaeuser Co.                                                                            200,000      11,250,000
                                                                                                       -------------
                                                                                                          58,421,599

--------------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--3.1%
--------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--0.4%
 Allied Waste Industries, Inc.(1)                                                            200,000       2,550,000
--------------------------------------------------------------------------------------------------------------------
 Republic Services, Inc.(1)                                                                  625,000       6,796,875
--------------------------------------------------------------------------------------------------------------------
 Waste Management, Inc.                                                                      240,000       5,235,000
                                                                                                       -------------
                                                                                                          14,581,875

--------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--2.7%
 AlliedSignal, Inc.                                                                          400,000      24,500,000
--------------------------------------------------------------------------------------------------------------------
 Cooper Industries, Inc.                                                                     163,333       8,472,899
--------------------------------------------------------------------------------------------------------------------
 Mettler-Toledo International, Inc.(1)                                                        50,000       1,331,250
--------------------------------------------------------------------------------------------------------------------
 Pall Corp.                                                                                  800,000      15,900,000
--------------------------------------------------------------------------------------------------------------------
 Temple-Inland, Inc.                                                                         250,000      15,500,000
--------------------------------------------------------------------------------------------------------------------
 Tenneco, Inc.                                                                                88,200       1,775,025
--------------------------------------------------------------------------------------------------------------------
 Tyco International Ltd.                                                                     331,512      33,586,309
                                                                                                       -------------
                                                                                                         101,065,483

--------------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--0.2%
 MCI WorldCom, Inc.(1)                                                                       102,500       7,764,375
--------------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.9%
 GTE Corp.                                                                                   565,000      38,773,125
--------------------------------------------------------------------------------------------------------------------
 SBC Communications, Inc.                                                                    625,400      30,019,200
--------------------------------------------------------------------------------------------------------------------
 US West, Inc.                                                                                30,000       1,567,500
                                                                                                      --------------
                                                                                                          70,359,825



                       14 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                        MARKET VALUE
                                                                                            SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--4.4%
--------------------------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--1.0%
 Dana Corp.                                                                                   30,000   $   1,306,875
--------------------------------------------------------------------------------------------------------------------
 Delphi Automotive Systems Corp.                                                             647,700      12,144,375
--------------------------------------------------------------------------------------------------------------------
 Snap-On, Inc.                                                                               675,000      22,823,437
                                                                                                       -------------
                                                                                                          36,274,687

--------------------------------------------------------------------------------------------------------------------
 CONSUMER SERVICES--1.1%
 Dun & Bradstreet Corp.                                                                      900,000      23,568,750
--------------------------------------------------------------------------------------------------------------------
 H&R Block, Inc.                                                                             300,000      16,687,500
--------------------------------------------------------------------------------------------------------------------
 Stewart Enterprises, Inc.                                                                    65,000         351,406
--------------------------------------------------------------------------------------------------------------------
 United Road Services, Inc.(1)                                                               370,000       1,341,250
                                                                                                       -------------
                                                                                                          41,948,906

--------------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.1%
 Harrah's Entertainment, Inc.(1)                                                             215,000       4,837,500
--------------------------------------------------------------------------------------------------------------------
 MEDIA--0.9%
 Deluxe Corp.                                                                                650,000      22,140,625
--------------------------------------------------------------------------------------------------------------------
 Hollinger International, Inc.                                                               700,000       7,525,000
--------------------------------------------------------------------------------------------------------------------
 R.H. Donnelley Corp.                                                                        160,000       2,770,000
                                                                                                       -------------
                                                                                                          32,435,625

--------------------------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.7%
 Family Dollar Stores, Inc.                                                                  700,000      13,781,250
--------------------------------------------------------------------------------------------------------------------
 Sears Roebuck & Co.                                                                         300,000      11,250,000
                                                                                                       -------------
                                                                                                          25,031,250

--------------------------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--0.6%
 AutoZone, Inc.(1)                                                                           102,500       2,440,781
--------------------------------------------------------------------------------------------------------------------
 Blockbuster, Inc., Cl. A(1)                                                                  75,000       1,115,625
--------------------------------------------------------------------------------------------------------------------
 CSK Auto Corp.(1)                                                                           750,000      17,812,500
                                                                                                       -------------
                                                                                                          21,368,906

--------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--7.2%
--------------------------------------------------------------------------------------------------------------------
 BROADCASTING--0.9%
 AMFM, Inc.(1)                                                                               175,000       8,618,750
--------------------------------------------------------------------------------------------------------------------
 CBS Corp.(1)                                                                                 57,500       2,702,500
--------------------------------------------------------------------------------------------------------------------
 Clear Channel Communications, Inc.(1)                                                        45,000       3,152,812
--------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(1)                                                         67,500       3,813,750
--------------------------------------------------------------------------------------------------------------------
 Fox Entertainment Group, Inc., A Shares(1)                                                  150,000       3,459,375

                       15 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                        MARKET VALUE
                                                                                             SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 BROADCASTING Continued
 Infinity Broadcasting Corp., Cl. A(1)                                                       125,000   $   3,382,812
--------------------------------------------------------------------------------------------------------------------
 RCN Corp.(1)                                                                                250,000      10,500,000
                                                                                                       -------------
                                                                                                          35,629,999

--------------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.6%
 SFX Entertainment, Inc., Cl. A(1)                                                           525,000      21,623,437
--------------------------------------------------------------------------------------------------------------------
 FOOD--1.0%
 General Mills, Inc.                                                                         100,000       8,375,000
--------------------------------------------------------------------------------------------------------------------
 Nabisco Group Holdings Corp.                                                              1,662,000      29,500,500
                                                                                                       -------------
                                                                                                          37,875,500

--------------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.7%
 Albertson's, Inc.                                                                            50,000       2,396,875
--------------------------------------------------------------------------------------------------------------------
 SUPERVALU, Inc.                                                                           1,000,000      22,500,000
                                                                                                       -------------
                                                                                                          24,896,875

--------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--1.1%
 Fort James Corp.                                                                            803,433      25,910,714
--------------------------------------------------------------------------------------------------------------------
 Newell Rubbermaid, Inc.                                                                     345,700      14,173,700
                                                                                                       -------------
                                                                                                          40,084,414

--------------------------------------------------------------------------------------------------------------------
 TOBACCO--2.9%
 Philip Morris Cos., Inc.                                                                  2,202,500      82,456,094
--------------------------------------------------------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings, Inc.(1)                                                     565,341      15,511,544
--------------------------------------------------------------------------------------------------------------------
 UST, Inc.                                                                                   400,000      12,675,000
                                                                                                       -------------
                                                                                                         110,642,638

--------------------------------------------------------------------------------------------------------------------
 ENERGY--4.8%
--------------------------------------------------------------------------------------------------------------------
 ENERGY SERVICES--0.2%
 Coastal Corp.                                                                               200,000       8,662,500
--------------------------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--3.8%
 Atlantic Richfield Co.                                                                      238,000      20,929,125
--------------------------------------------------------------------------------------------------------------------
 Conoco, Inc., Cl. B                                                                       1,164,200      31,287,875
--------------------------------------------------------------------------------------------------------------------
 Enron Oil & Gas Co.                                                                         270,000       6,446,250
--------------------------------------------------------------------------------------------------------------------
 Phillips Petroleum Co.                                                                      275,000      14,025,000
--------------------------------------------------------------------------------------------------------------------
 Tosco Corp.                                                                                 150,000       3,825,000
--------------------------------------------------------------------------------------------------------------------
 Ultramar Diamond Shamrock Corp.                                                             416,900      10,891,512


                       16 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                        MARKET VALUE
                                                                                              SHARES      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 OIL: DOMESTIC Continued
 Unocal Corp.                                                                                500,000   $  20,937,500
--------------------------------------------------------------------------------------------------------------------
 USX-Marathon Group                                                                          800,000      24,900,000
--------------------------------------------------------------------------------------------------------------------
 Valero Energy Corp.                                                                         500,000      10,625,000
                                                                                                       -------------
                                                                                                         143,867,262

--------------------------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--0.8%
 Chevron Corp.                                                                               200,000      18,450,000
--------------------------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                                                        200,000      12,375,000
                                                                                                       -------------
                                                                                                          30,825,000

--------------------------------------------------------------------------------------------------------------------
 FINANCIAL--28.5%
--------------------------------------------------------------------------------------------------------------------
 BANKS--15.6%
 Bank of America Corp.                                                                     1,355,260      81,993,230
--------------------------------------------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The)                                                            900,000      32,175,000
--------------------------------------------------------------------------------------------------------------------
 Bank One Corp.                                                                            1,418,500      56,917,313
--------------------------------------------------------------------------------------------------------------------
 BankBoston Corp.                                                                            750,000      34,828,125
--------------------------------------------------------------------------------------------------------------------
 Charter One Financial, Inc.                                                                 600,000      14,043,750
--------------------------------------------------------------------------------------------------------------------
 Chase Manhattan Corp.                                                                     1,123,360      94,011,190
--------------------------------------------------------------------------------------------------------------------
 Commercial Federal Corp.                                                                    357,500       8,311,875
--------------------------------------------------------------------------------------------------------------------
 Compass Bancshares, Inc.                                                                     90,000       2,390,625
--------------------------------------------------------------------------------------------------------------------
 First Union Corp.                                                                         1,997,980      82,916,170
--------------------------------------------------------------------------------------------------------------------
 Fleet Financial Group, Inc.                                                                 500,000      19,906,250
--------------------------------------------------------------------------------------------------------------------
 Hibernia Corp., Cl. A                                                                       100,000       1,293,750
--------------------------------------------------------------------------------------------------------------------
 KeyCorp                                                                                     600,000      17,400,000
--------------------------------------------------------------------------------------------------------------------
 Mellon Bank Corp.                                                                           886,600      29,590,275
--------------------------------------------------------------------------------------------------------------------
 National City Corp.                                                                         383,000      10,580,375
--------------------------------------------------------------------------------------------------------------------
 PNC Bank Corp.                                                                              301,600      15,777,450
--------------------------------------------------------------------------------------------------------------------
 Summit Bancorp                                                                              712,450      23,778,019
--------------------------------------------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                                                        400,000      25,725,000
--------------------------------------------------------------------------------------------------------------------
 U.S. Bancorp                                                                                700,000      21,612,500
--------------------------------------------------------------------------------------------------------------------
 Union Planters Corp.                                                                        389,324      16,424,606
                                                                                                       -------------
                                                                                                         589,675,503

--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--4.7%
 American Express Co.                                                                        186,000      25,575,000
--------------------------------------------------------------------------------------------------------------------
 Anthracite Capital, Inc.                                                                    600,000       4,050,000
--------------------------------------------------------------------------------------------------------------------
 Associates First Capital Corp., Cl. A                                                       157,250       5,395,641
--------------------------------------------------------------------------------------------------------------------
 C.I.T. Group, Inc., Cl. A                                                                   127,500       3,036,094
--------------------------------------------------------------------------------------------------------------------
 Capital One Financial Corp.                                                                 401,300      15,149,075


                       17 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                        MARKET VALUE
                                                                                             SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL Continued
 Citigroup, Inc.                                                                           2,011,900   $  89,403,806
--------------------------------------------------------------------------------------------------------------------
 Household International, Inc.                                                               694,732      26,226,133
--------------------------------------------------------------------------------------------------------------------
 Imperial Credit Commercial Mortgage Investment Corp.                                        500,000       5,468,750
--------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                                                    27,500       2,052,188
                                                                                                       -------------
                                                                                                         176,356,687

--------------------------------------------------------------------------------------------------------------------
 INSURANCE--4.7%
 ACE Ltd.                                                                                     35,000         750,313
--------------------------------------------------------------------------------------------------------------------
 Aetna, Inc.                                                                                 292,300      22,726,325
--------------------------------------------------------------------------------------------------------------------
 Allstate Corp.                                                                              712,998      23,395,247
--------------------------------------------------------------------------------------------------------------------
 American General Corp.                                                                      698,200      49,572,200
--------------------------------------------------------------------------------------------------------------------
 Enhance Financial Services Group, Inc.                                                      703,425      14,420,213
--------------------------------------------------------------------------------------------------------------------
 Everest Reinsurance Holdings, Inc.                                                          325,000       9,018,750
--------------------------------------------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                                                     200,000       9,087,500
--------------------------------------------------------------------------------------------------------------------
 IPC Holdings Ltd.                                                                           359,964       7,761,724
--------------------------------------------------------------------------------------------------------------------
 Reliance Group Holdings, Inc.                                                             1,541,500       7,322,125
--------------------------------------------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                                                       1,000,000      32,062,500
--------------------------------------------------------------------------------------------------------------------
 XL Capital Ltd.                                                                              12,500         628,906
                                                                                                       -------------
                                                                                                         176,745,803

--------------------------------------------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS--2.2%
 Archstone Communities Trust                                                                 400,000       8,550,000
--------------------------------------------------------------------------------------------------------------------
 Avalonbay Communities, Inc.                                                                 300,000      10,575,000
--------------------------------------------------------------------------------------------------------------------
 Cornerstone Properties, Inc.                                                                500,000       7,968,750
--------------------------------------------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                                                          60,000         896,250
--------------------------------------------------------------------------------------------------------------------
 Equity Office Properties Trust                                                              750,000      19,171,875
--------------------------------------------------------------------------------------------------------------------
 Equity Residential Properties Trust                                                         375,000      16,500,000
--------------------------------------------------------------------------------------------------------------------
 FBR Asset Investment Corp.(2)(9)                                                            500,000       6,750,000
--------------------------------------------------------------------------------------------------------------------
 Horizon Group Properties, Inc.(1)                                                            30,000          93,750
--------------------------------------------------------------------------------------------------------------------
 Prime Retail, Inc.                                                                          600,000       4,500,000
--------------------------------------------------------------------------------------------------------------------
 Reckson Associates Realty Corp.                                                             425,000       8,818,750
                                                                                                       -------------
                                                                                                          83,824,375

--------------------------------------------------------------------------------------------------------------------
 SAVINGS & LOANS--1.3%
 Golden State Bancorp, Inc.(1)                                                               390,650       7,837,416
--------------------------------------------------------------------------------------------------------------------
 Greenpoint Financial Corp.                                                                  400,000      10,350,000
--------------------------------------------------------------------------------------------------------------------
 Greenpoint Financial Corp.(1)(2)                                                             50,000       1,176,150
--------------------------------------------------------------------------------------------------------------------
 Sovereign Bancorp, Inc.                                                                     461,440       4,628,820
--------------------------------------------------------------------------------------------------------------------
 Washington Mutual, Inc.                                                                     780,000      24,765,000
                                                                                                       -------------
                                                                                                          48,757,386


                       18 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                        MARKET VALUE
                                                                                              SHARES      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
 HEALTHCARE--1.4%
--------------------------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--1.4%
 Bristol-Myers Squibb Co.                                                                    600,000   $  42,225,000
--------------------------------------------------------------------------------------------------------------------
 Pharmacia & Upjohn, Inc.                                                                    198,700      10,382,075
                                                                                                       -------------
                                                                                                          52,607,075

--------------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--1.8%
--------------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--0.1%
 First Data Corp.                                                                            100,000       4,400,000
--------------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.4%
 Structural Dynamics Research Corp.(1)                                                       450,000       7,256,250
--------------------------------------------------------------------------------------------------------------------
 Unigraphics Solutions, Inc.(1)                                                              202,500       6,872,344
                                                                                                       -------------
                                                                                                          14,128,594

--------------------------------------------------------------------------------------------------------------------
 ELECTRONICS--0.9%
 Motorola, Inc.                                                                              350,000      32,287,500
--------------------------------------------------------------------------------------------------------------------
 PHOTOGRAPHY--0.4%
 Eastman Kodak Co.                                                                           200,000      14,687,500
--------------------------------------------------------------------------------------------------------------------
 UTILITIES--5.3%
--------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--4.3%
 Allegheny Energy, Inc.                                                                      300,000      10,125,000
--------------------------------------------------------------------------------------------------------------------
 Central & South West Corp.                                                                  603,000      13,642,875
--------------------------------------------------------------------------------------------------------------------
 DQE, Inc.                                                                                   190,700       7,377,706
--------------------------------------------------------------------------------------------------------------------
 FirstEnergy Corp.                                                                           400,000      11,425,000
--------------------------------------------------------------------------------------------------------------------
 Florida Progress Corp.                                                                      600,100      28,129,688
--------------------------------------------------------------------------------------------------------------------
 Illinova Corp.                                                                              699,500      22,296,563
--------------------------------------------------------------------------------------------------------------------
 New Century Energies, Inc.                                                                  321,000      11,596,125
--------------------------------------------------------------------------------------------------------------------
 Potomac Electric Power Co.                                                                  409,100      10,841,150
--------------------------------------------------------------------------------------------------------------------
 SCANA Corp.                                                                                 300,000       7,500,000
--------------------------------------------------------------------------------------------------------------------
 Texas Utilities Co.                                                                         501,600      20,283,450
--------------------------------------------------------------------------------------------------------------------
 Unicom Corp.                                                                                501,700      19,378,163
                                                                                                       -------------
                                                                                                         162,595,720

--------------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.0%
 Enron Corp.                                                                                 830,000      34,756,250
--------------------------------------------------------------------------------------------------------------------
 MCN Energy Group, Inc.                                                                      135,000       2,413,125
                                                                                                       -------------
                                                                                                          37,169,375
                                                                                                       -------------
 Total Common Stocks (Cost $1,575,629,908)                                                             2,289,321,611

                       19 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                        MARKET VALUE
                                                                                              SHARES      SEE NOTE 1
====================================================================================================================
 PREFERRED STOCKS--2.5%

 Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg.                                 32,500   $   5,992,187
--------------------------------------------------------------------------------------------------------------------
 Armco, Inc., $7.25 Cum. Cv., Vtg.                                                           200,000      10,125,000
--------------------------------------------------------------------------------------------------------------------
 California Federal Preferred Capital Corp., 9.125% Non-Cum.
 Exchangeable, Series A, Non-Vtg.                                                             55,000       1,368,125
--------------------------------------------------------------------------------------------------------------------
 Chiquita Brands International, Inc., $3.75 Cum. Cv., Series B, Non-Vtg.                     180,000       6,795,000
--------------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust III, 9% Trust Preferred Nts., 12/1/06                5,985,000       5,850,338
--------------------------------------------------------------------------------------------------------------------
 Hercules Trust II, Units (each unit consists of $1,000 principal amount of 6.50% sr. exchangeable preferred stock and one warrant to purchase
 23.1492 shares of common stock)(1)(3)                                                        21,500      19,874,170
--------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc., 6.75% Cum. Cv., Non-Vtg.(4)                                        37,500       1,889,062
--------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc., 6.75% Cum. Cv., Non-Vtg.                                           62,500       3,148,437
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 7% Cv.(1)                                                   17,500         382,813
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 7% Cv.(1)(4)                                                32,500         710,938
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 7% Cum. Cv., Non-Vtg.(1)(4)                                 40,000       1,445,000
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 7% Cv., Non-Vtg.(1)                                        122,500       3,093,125
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., Depositary Shares Representing
 one one-hundredth 7% Cum. Cv. Jr., Series D, Non-Vtg.(1)                                     35,000       1,264,375
--------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., Depositary Shares Representing
 one one-hundredth 7% Cum. Cv. Jr., Series E, Non-Vtg.(1)(4)                                   2,500          63,125
--------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., 6.75% Cv., Series A(1)                                                      20,000       6,560,000
--------------------------------------------------------------------------------------------------------------------
 National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling
 the holder to exchange ExCaps for ordinary shares of the Bank)(3)                           590,000      16,630,625
--------------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., 6% Cv. Sub. Debs.                                            35,000       1,540,000
--------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., $4.625 Cum. Cv.(1)(4)                                           200,000       5,525,000
                                                                                                       -------------
 Total Preferred Stocks (Cost $97,559,312)                                                                92,257,320



====================================================================================================================
 OTHER SECURITIES--5.9%

 American General Delaware LLC, 6% Cum. Cv. Monthly Income
 Preferred Securities, Series A, Non-Vtg.                                                     75,000       6,726,562
--------------------------------------------------------------------------------------------------------------------
 American Heritage Life Investment Corp., 8.50% Cum. Cv. Preferred
 Redeemable Increased Dividend Equity Securities                                              35,000       2,957,500
--------------------------------------------------------------------------------------------------------------------
 Automatic Commission Exchange Security Trust II, 6.50% Cv. (Exchangeable to
 Common Stock of Republic Industries, Inc. Trust Automatic Common Exchange
 Securities effective 5/1/00)                                                                300,000       4,125,000
--------------------------------------------------------------------------------------------------------------------
 Banco Commercial Portuguese International Bank Ltd., 8% Cv., Series A                        98,300       9,879,150
--------------------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 6.25% Cv., Non-Vtg.(1)                                                   75,700       2,545,412
--------------------------------------------------------------------------------------------------------------------
 Carriage Services, Inc., 7% Cv. Term Income Deferrable Equity Securities(1)(4)               57,500       2,314,375
--------------------------------------------------------------------------------------------------------------------
 Coastal Corp., 6.625% Cv.(1)                                                                600,000      16,462,500

                       20 OPPENHEIMER CAPITAL INCOME FUND

                                                                                                       MARKET VALUE
                                                                                             SHARES      SEE NOTE 1
====================================================================================================================
 OTHER SECURITIES Continued

 DECS Trust IV, 7% Cv. Debt Exchangeable for Common Stock of
 Maxtor Corp., Non-Vtg.                                                                      250,000   $   1,843,750
--------------------------------------------------------------------------------------------------------------------
 Dollar General Corp., 8.50% Cv. Structured Yield Product Exchangeable for Stock             451,800      17,140,162
--------------------------------------------------------------------------------------------------------------------
 Georgia-Pacific Corp., 7.50% Cv. Premium Equity Participating Security Units(1)              25,000       1,134,375
--------------------------------------------------------------------------------------------------------------------
 Host Marriott Financial Trust, 6.75% Cv.(1)(4)                                               10,000         341,250
--------------------------------------------------------------------------------------------------------------------
 Host Marriott Financial Trust, 6.75% Cv. Quarterly Income
 Preferred Stock(1)                                                                           17,500         597,188
--------------------------------------------------------------------------------------------------------------------
 Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
 Increased Dividend Equity Securities                                                      1,700,000      12,006,250
--------------------------------------------------------------------------------------------------------------------
 Kerr-McGee Corp., 7.50% Cv. Sub. Debs., 5/15/14                                           6,648,000       6,672,930
--------------------------------------------------------------------------------------------------------------------
 MCN Energy Group, Inc., 8% Cv. Preferred Redeemable Increased
 Dividend Equity Securities, Non-Vtg.                                                         50,000       1,715,625
--------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
 Exchangeable for Stock of IMC Global, Inc.                                                   32,500         613,438
--------------------------------------------------------------------------------------------------------------------
 Monsanto Co., 6.50% Cv. Adjustable Conversion-rate Equity Security Units                     75,000       3,131,250
--------------------------------------------------------------------------------------------------------------------
 Newell Financial Trust I, 5.25% Cv.(1)(4)                                                   244,000      12,047,500
--------------------------------------------------------------------------------------------------------------------
 Nisource, Inc., 7.75% Premium Income Equity Securities                                      200,000       9,125,000
--------------------------------------------------------------------------------------------------------------------
 Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
 Securities, Non-Vtg.                                                                        200,000       8,825,000
--------------------------------------------------------------------------------------------------------------------
 PLC Capital Trust II, 6.50% Cum. Cv. Preferred Redeemable Increased
 Dividend Equity Securities, Non-Vtg.                                                         56,500       2,952,125
--------------------------------------------------------------------------------------------------------------------
 Premier Parks, Inc., 7.50% Cum. Cv. Premium Income Equity Securities, Non--Vtg              499,000      30,938,000
--------------------------------------------------------------------------------------------------------------------
 Qwest Trends Trust, 5.75% Cv. (1)(4)                                                        125,000       5,937,500
--------------------------------------------------------------------------------------------------------------------
 Reliant Energy, Inc., 7% Automatic Common Exchange Securities for
 Time Warner, Inc. Common Stock                                                              150,000      15,450,000
--------------------------------------------------------------------------------------------------------------------
 Seagram Co. Ltd., Automatic Common Exchangeable Securities(1)                               100,000       5,231,250
--------------------------------------------------------------------------------------------------------------------
 St. George Bank, ADR 9% Cv. Structured Yield Product Exchangeable for
 Common Stock of St. George Bank(1)(4)                                                       114,000       5,329,500
--------------------------------------------------------------------------------------------------------------------
 Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased Dividend
 Equity Securities, Non-Vtg.                                                                 176,500       9,178,000
--------------------------------------------------------------------------------------------------------------------
 Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
 Equity Securities, Non-Vtg.(1)                                                              131,400       6,044,400
--------------------------------------------------------------------------------------------------------------------
 United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities(1)(4)                110,000       4,276,250
--------------------------------------------------------------------------------------------------------------------
 United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities                       90,000       3,498,750
--------------------------------------------------------------------------------------------------------------------
 WBK Trust, 10% Cv. Structured Yield Product Exchangeable Stock                              450,000      13,078,125
                                                                                                       -------------
 Total Other Securities (Cost $212,659,348)                                                              222,118,117

                                                                                              UNITS
====================================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Golden State Bancorp, Inc. Wts., Exp. 1/01 (Cost $1,316,782)                                390,650         598,183

                       21 OPPENHEIMER CAPITAL INCOME FUND

                                                                                       FACE         MARKET VALUE
                                                                                  AMOUNT(5)           SEE NOTE 1
================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--11.4%

U.S. Treasury Bonds, STRIPS, 6.17%, 8/15/23(6)                                 $610,000,000         $136,779,690
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.26%, 8/15/22(6)                                  550,000,000          128,093,350
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.91%, 5/15/21(6)                                  160,000,000           39,585,440
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/08(6)                                  150,000,000           85,333,950
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.22%, 8/15/20(6)                                  150,000,000           38,709,450
                                                                                                    ------------
Total U.S. Government Obligations (Cost $426,284,099)                                                428,501,880

================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--1.7%

Argentina (Republic of) Bonds, Series L, 5.938%, 3/31/05(7)                       6,045,000            5,168,475
----------------------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00 [CAD]                                19,460,000           13,332,287
----------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(4)                             9,000,000            8,077,500
----------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(7)                    1,250,000              784,375
----------------------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03 [AUD]                            9,900,000            6,871,807
----------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Global Exchangeable Gtd. Nts., 8%, 8/14/01 [AUD]       33,650,000           22,365,314
----------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                 27,500,000            3,983,759
----------------------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02 [AUD]                          3,000,000            2,057,516
                                                                                                    ------------
Total Foreign Government Obligations (Cost $69,934,962)                                               62,641,033

================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--6.4%

AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                         4,000,000            4,060,000
----------------------------------------------------------------------------------------------------------------

Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09        5,995,000            5,425,475
----------------------------------------------------------------------------------------------------------------
Amtran, Inc., 9.625% Nts., 12/15/05                                               3,000,000            2,898,750
----------------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(7)                 5,000,000            7,426,690
----------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                            2,500,000            2,187,500
----------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08                  5,000,000            4,625,000
----------------------------------------------------------------------------------------------------------------
Canadaiqua Brands, Inc., 8.625% Unsec. Sr. Nts., 8/1/06                           2,250,000            2,216,250
----------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 9% Sr. Unsec. Sub. Nts., 10/1/08                          7,000,000            7,000,000
----------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings
Capital Corp., 8.625% Sr. Nts., 4/1/09(4)                                         3,000,000            2,827,500
----------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                          2,400,000            2,172,000
----------------------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                    6,000,000            6,375,000
----------------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                               6,350,000            6,191,250
----------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                              3,000,000            2,681,250
----------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09(4)                             8,000,000            7,920,000
----------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                6,000,000            6,516,558
----------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09        6,500,000            6,175,000
----------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Sub. Gtd. Nts., 4/15/09(4)                            2,000,000            1,840,000
----------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.375% Sr. Sub. Nts., 10/1/07(4)                  2,500,000            2,450,000


                       22 OPPENHEIMER CAPITAL INCOME FUND

                                                                                        FACE        MARKET VALUE
                                                                                   AMOUNT(5)          SEE NOTE 1
================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

Falcon Holding Group LP, 8.375% Sr. Unsec. Debs., Series B, 4/15/10             $ 2,550,000         $  2,537,250
----------------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06                   5,000,000            4,950,000
----------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Nts., 12/15/01                                    3,000,000            3,090,000
----------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(4)                       4,000,000            2,700,000
----------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                  1,000,000              942,500
----------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                             2,500,000            2,487,500
----------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                          10,000,000            9,275,000
----------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 8.625% Sr. Unsec. Nts., 3/15/05         4,710,000            4,710,000
----------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/1/06      4,200,000            4,200,000
----------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 8.75% Sr. Nts., 11/15/08(4)                            2,000,000            1,865,000
----------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                              5,000,000            4,725,000
----------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts., Series B, 6/1/08          5,500,000            4,922,500
----------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                          2,000,000            1,950,000
----------------------------------------------------------------------------------------------------------------
Jacor Communications Co., 8.75% Sr. Sub. Nts., Series B, 6/15/07(2)               1,745,000            1,814,800
----------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                   6,000,000            5,655,000
----------------------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05                     6,000,000            6,270,000
----------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                  4,500,000            4,162,500
----------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.125% Sr. Nts., 1/1/06                          1,000,000              977,500
----------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09               2,000,000            1,980,000
----------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09                     3,000,000            3,063,750
----------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                   7,500,000            7,387,500
----------------------------------------------------------------------------------------------------------------
NTL, Inc., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                              7,650,000            8,166,375
----------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                  4,000,000            3,925,000
----------------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                              5,000,000            4,800,000
----------------------------------------------------------------------------------------------------------------
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                       4,000,000            4,220,000
----------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/15/10                        6,000,000            4,095,000
----------------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                     9,000,000            9,022,500
----------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08               6,000,000            5,002,500
----------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., 12/1/08                     7,000,000            6,772,500
----------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                             8,000,000            8,200,000
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08            5,750,000            5,390,625
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                             2,000,000            1,910,000
----------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                  6,000,000            6,120,000
----------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)                   1,913,472              951,952
----------------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Sub. Nts., 3/1/09                                      5,500,000            5,211,250
----------------------------------------------------------------------------------------------------------------
United Rentals, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                   3,000,000            2,887,500
----------------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                      3,000,000            2,910,000
                                                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $245,656,064)                                  240,239,225


                       23 OPPENHEIMER CAPITAL INCOME FUND

                                                                                      FACE          MARKET VALUE
                                                                                 AMOUNT(5)            SEE NOTE 1
================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.6%

Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03(4)                               $11,000,000       $    8,208,750
----------------------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04                                                9,700,000            9,142,250
----------------------------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16                                               9,800,000            8,881,250
----------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02                   7,905,000            7,420,819
----------------------------------------------------------------------------------------------------------------
Lennar Corp., Zero Coupon Cv. Debs., 4.34%, 7/29/18(6)                            4,000,000            1,625,000
----------------------------------------------------------------------------------------------------------------
Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07                                        7,000,000            6,203,750
----------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon Exchangeable
Sub. Debs., 5.25%, 10/30/15(4),(6)                                               19,500,000           11,626,875
----------------------------------------------------------------------------------------------------------------
National Semiconductor Corp., 6.50% Cv. Sub. Debs., 10/1/02                       4,500,000            4,381,875
----------------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs., 3.09%, 2/13/18(6)   15,000,000            4,631,250
                                                                                                  ==============
Total Convertible Corporate Bonds and Notes (Cost $60,506,694)                                        62,121,819

================================================================================================================
STRUCTURED INSTRUMENTS--0.4%

Shoshone Partners Loan Trust Sr. Nts., 7.063%, 4/28/02
(representing a basket of reference loans and a total return swap
between Chase Manhattan Bank and the Trust) (Cost $17,230,669)(2),(7)            16,800,000           16,128,503

================================================================================================================
SHORT-TERM NOTES--7.9%8

CIT Group Holdings, Inc., 5.08%, 9/2/99                                          50,000,000           49,992,944
----------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.05%, 9/1/99                                   50,000,000           50,000,000
----------------------------------------------------------------------------------------------------------------
Homeside Lending, Inc., 5.16%, 9/15/99                                           50,000,000           49,899,667
----------------------------------------------------------------------------------------------------------------
New Center Asset Trust, 5.14%, 9/9/99                                            50,000,000           49,942,889
----------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.28%, 10/7/99                                         50,000,000           49,736,000
----------------------------------------------------------------------------------------------------------------
Wells Fargo & Co., 5.24%, 9/27/99                                                50,000,000           49,810,778
                                                                                                  ==============
Total Short-Term Notes (Cost $299,382,278)                                                           299,382,278

================================================================================================================
REPURCHASE AGREEMENTS--1.3%

Repurchase agreement with First Chicago Capital Markets, 5.41%, dated 8/31/99, to be repurchased at $50,307,559 on 9/1/99,
collateralized by U.S. Treasury Nts., 4%-6.375%, 11/30/99-2/28/03,
with a value of $49,855,245, and U.S. Treasury Bills, 9/15/99, with a
value of $1,489,466 (Cost $50,300,000)                                           50,300,000           50,300,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,056,460,116)                                      99.9%       3,763,609,969
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         0.1            3,317,990
                                                                                --------------------------------

NET ASSETS                                                                            100.0%      $3,766,927,959
                                                                                ================================


                       24 OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

3. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $87,395,125 or 2.32% of the Fund's net assets as of August 31, 1999.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD  Australian Dollar
CAD  Canadian Dollar
ZAR  South African Rand

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents the current interest rate for a variable rate security.

8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

9. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1999. There were no affiliate securities held by the Fund as of August 31, 1999. Transactions during the period in which the issuer was an affiliate are as follows:


                                                SHARES                                 SHARES
                                            AUGUST 31,       GROSS        GROSS    AUGUST 31,
                                                  1998   ADDITIONS   REDUCTIONS          1999
---------------------------------------------------------------------------------------------
FBR Asset Investment Corp.*                    500,000          --           --       500,000

 * Not an affiliate as of August 31, 1999.

 See accompanying Notes to Financial Statements.



                       25 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999

=================================================================================================================
ASSETS

Investments, at value (Cost $3,056,460,116)--see accompanying statement                           $ 3,763,609,969
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                       54,283
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                 14,440,651
Investments sold                                                                                        6,382,518
Shares of beneficial interest sold                                                                      1,524,098
Other                                                                                                     133,685
                                                                                                  ---------------
Total assets                                                                                        3,786,145,204

=================================================================================================================
LIABILITIES

Options written, at value (premiums received $286,740)--see accompanying statement--Note 6                150,000
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                  10,064,115
Shares of beneficial interest redeemed                                                                  6,615,603
Distribution and service plan fees                                                                      1,427,161
Transfer and shareholder servicing agent fees                                                             435,886
Shareholder reports                                                                                       337,905
Trustees' compensation                                                                                     37,177
Custodian fees                                                                                             16,911
Other                                                                                                     132,487
                                                                                                  ---------------
Total liabilities                                                                                      19,217,245

=================================================================================================================
NET ASSETS                                                                                        $ 3,766,927,959
                                                                                                  ===============
=================================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                                   $ 2,802,312,798
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    27,856,168
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                        229,480,539
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                     707,278,454
                                                                                                  ---------------
Net assets                                                                                        $ 3,766,927,959
                                                                                                  ===============



                       26 OPPENHEIMER CAPITAL INCOME FUND

================================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,926,923,311 and 214,756,742 shares of beneficial interest outstanding)                                 $13.63
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $14.46
----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $720,721,071 and 53,361,565 shares of beneficial interest outstanding)                                 $13.51
----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $119,283,577 and 8,836,395 shares of beneficial interest outstanding)                                  $13.50

See accompanying Notes to Financial Statements.


                       27 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

================================================================================================================
INVESTMENT INCOME

Interest                                                                                            $ 96,837,960
----------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $8,837)                                                80,122,443
                                                                                                    ============
Total income                                                                                         176,960,403

================================================================================================================
EXPENSES

Management fees--Note 4                                                                               20,872,455
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                6,477,338
Class B                                                                                                7,487,764
Class C                                                                                                1,195,262
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                  4,993,136
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      994,511
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                             168,444
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              134,171
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                              109,305
----------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                   105,874
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        19,627
----------------------------------------------------------------------------------------------------------------
Other                                                                                                    308,754
                                                                                                    ============
Total expenses                                                                                        42,866,641
Less expenses paid indirectly--Note 1                                                                    (34,482)
                                                                                                    ------------
Net expenses                                                                                          42,832,159

================================================================================================================
NET INVESTMENT INCOME                                                                                134,128,244

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                                          339,194,260
Closing and expiration of option contracts written--Note 6                                              (173,375)
Foreign currency transactions                                                                            (26,415)
                                                                                                    ------------
Net realized gain                                                                                    338,994,470

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                          (72,841,110)
Translation of assets and liabilities denominated in foreign currencies                                3,957,619
                                                                                                    ------------
Net change                                                                                           (68,883,491)
                                                                                                    ============
Net realized and unrealized gain                                                                     270,110,979

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $404,239,223
                                                                                                    ============

See accompanying Notes to Financial Statements.


                       28 OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,                                                                  1999                1998
================================================================================================================
OPERATIONS

Net investment income                                                        $  134,128,244       $  120,767,267
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                               338,994,470          232,056,916
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           (68,883,491)        (176,538,903)
                                                                             -----------------------------------
Net increase in net assets resulting from operations                            404,239,223          176,285,280

================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                        (106,190,111)         (99,500,973)
Class B                                                                         (19,189,145)         (13,977,579)
Class C                                                                          (3,049,848)          (1,859,540)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                        (245,592,889)        (154,035,012)
Class B                                                                         (57,343,807)         (26,561,696)
Class C                                                                          (8,928,939)          (3,223,836)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                          60,856,819          253,723,804
Class B                                                                          96,317,221          234,393,363
Class C                                                                          26,567,442           52,477,300

================================================================================================================
NET ASSETS

Total increase                                                                  147,685,966          417,721,111
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                           3,619,241,993        3,201,520,882
                                                                             -----------------------------------
End of period (including undistributed net investment
income of $27,856,168 and $24,389,841, respectively)                         $3,766,927,959       $3,619,241,993
                                                                             ===================================


 See accompanying Notes to Financial Statements.


                       29 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                                    YEAR                    YEAR
                                                                                   ENDED                   ENDED
                                                                                 AUG. 31,                JUNE 30,
CLASS A                                           1999      1998        1997      1996(1)      1996         1995
=================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period            $13.75    $14.12      $11.36      $11.39     $10.25       $ 9.44
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .51       .50         .47         .09        .50          .50
Net realized and unrealized gain (loss)           1.03       .41        3.17        (.12)      1.36          .92
                                                -----------------------------------------------------------------
Total income (loss) from
investment operations                             1.54       .91        3.64        (.03)      1.86         1.42
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.49)     (.49)       (.48)         --       (.48)        (.48)
Distributions from net realized gain             (1.17)     (.79)       (.40)         --       (.24)        (.13)
                                                -----------------------------------------------------------------
Total dividends and distributions
to shareholders                                  (1.66)    (1.28)       (.88)         --       (.72)        (.61)
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                  $13.63    $13.75      $14.12      $11.36     $11.39       $10.25
                                                =================================================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              11.03%     6.17%      33.39%      (0.26)%    18.61%       15.66%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $2,927    $2,889      $2,722      $2,110     $2,141       $1,893
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                $3,156    $3,072      $2,446      $2,109     $2,054       $1,798
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             3.51%     3.47%       3.97%       3.28%      4.51%        5.15%
Expenses                                          0.89%     0.87%(4)    0.88%(4)    0.94%(4)   0.89%(4)     0.96%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          40%       18%         24%         14%        43%          46%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $1,439,646,035 and $1,230,476,899, respectively.

See accompanying Notes to Financial Statements.


                       30 OPPENHEIMER CAPITAL INCOME FUND

                                                                                     YEAR                   YEAR
                                                                                    ENDED                  ENDED
                                                                                  AUG. 31,               JUNE 30,
CLASS B                                           1999      1998        1997         1996(1)    1996        1995
=================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period            $13.63    $14.01      $11.29       $11.33     $10.21       $ 9.40
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .39       .39         .37          .07        .41          .43
Net realized and unrealized gain (loss)           1.03       .40        3.13         (.11)      1.35          .91
                                                -----------------------------------------------------------------
Total income (loss) from
investment operations                             1.42       .79        3.50         (.04)      1.76         1.34
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.37)     (.38)       (.38)          --       (.40)        (.40)
Distributions from net realized gain             (1.17)     (.79)       (.40)          --       (.24)        (.13)
                                                -----------------------------------------------------------------
Total dividends and distributions
to shareholders                                  (1.54)    (1.17)       (.78)          --       (.64)        (.53)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.51    $13.63      $14.01       $11.29     $11.33       $10.21
                                                =================================================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              10.22%     5.32%      32.17%       (0.35)%    17.58%       14.87%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $721      $635        $431         $260       $252         $161
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $749      $575        $344         $255       $208         $122
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             2.71%     2.68%       3.16%        2.48%      3.68%        4.34%
Expenses                                          1.69%     1.67%(4)    1.69%(4)     1.76%(4)   1.72%(4)     1.79%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          40%       18%         24%          14%        43%          46%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $1,439,646,035 and $1,230,476,899, respectively.

See accompanying Notes to Financial Statements.


                       31 OPPENHEIMER CAPITAL INCOME FUND

                                                                                             YEAR       PERIOD
                                                                                            ENDED        ENDED
                                                                                        AUGUST 31,     JUNE 30,
CLASS C                                               1999        1998         1997         1996(1)      1996(6)
=================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period               $13.63       $14.02       $11.30        $11.35       $10.76
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .39          .39          .40           .07          .28
Net realized and unrealized gain (loss)              1.02          .40         3.12          (.12)         .88
                                                   --------------------------------------------------------------
Total income (loss) from
investment operations                                1.41          .79         3.52          (.05)        1.16
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.38)        (.39)        (.40)           --         (.33)
Distributions from net realized gain                (1.16)        (.79)        (.40)           --         (.24)
                                                   --------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (1.54)       (1.18)        (.80)           --         (.57)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.50       $13.63       $14.02        $11.30        $11.35
                                                   ==============================================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 10.15%        5.30%       32.31%        (0.44)%      10.50%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $119          $95          $48            $7           $6
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $120          $77          $25            $7           $3
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                2.70%        2.68%        3.15%         2.55%        3.53%
Expenses                                             1.69%        1.67%(4)     1.69%(4)      1.79%(4)     1.81%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                             40%          18%          24%           14%          43%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $1,439,646,035 and $1,230,476,899, respectively.

6. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

See accompanying Notes to Financial Statements.


                       32 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund), operated under the name of Oppenheimer Equity Income Fund through March 31, 1999, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                       33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                       34 OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $86,208, a decrease in undistributed net investment income of $2,232,813, and an increase in accumulated net realized gain on investments of $2,319,021.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED AUGUST 31, 1999              YEAR ENDED AUGUST 31, 1998
                                      SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
CLASS A
Sold                              21,887,567        $ 314,043,113           28,301,749        $ 425,894,349
Dividends and/or
distributions reinvested          23,478,035          330,924,974           16,366,250          238,084,133
Redeemed                         (40,770,834)        (584,111,268)         (27,270,231)        (410,254,678)
                                 ---------------------------------------------------------------------------
Net increase                       4,594,768        $  60,856,819           17,397,768        $ 253,723,804
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------
CLASS B
Sold                              13,221,669        $ 188,310,904           17,875,704        $ 267,182,429
Dividends and/or
distributions reinvested           5,207,911           72,839,456            2,649,899           38,263,417
Redeemed                         (11,626,909)        (164,833,139)          (4,755,561)         (71,052,483)
                                 ---------------------------------------------------------------------------
Net increase                       6,802,671        $  96,317,221           15,770,042        $ 234,393,363
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------
CLASS C
Sold                               4,107,119        $  58,508,668            4,117,941        $  61,626,191
Dividends and/or
distributions reinvested             831,248           11,618,577              342,326            4,949,150
Redeemed                          (3,071,848)         (43,559,803)            (941,057)         (14,098,041)
                                 ---------------------------------------------------------------------------
Net increase                       1,866,519        $  26,567,442            3,519,210        $  52,477,300
                                 ===========================================================================

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized appreciation on securities and options written of $707,286,593 was composed of gross appreciation of $848,802,019, and gross depreciation of $141,515,426.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 1999 was 0.52% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


                       36 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                   AGGREGATE         CLASS A       COMMISSIONS      COMMISSIONS       COMMISSIONS
                                   FRONT-END       FRONT-END        ON CLASS A       ON CLASS B        ON CLASS C
                               SALES CHARGES   SALES CHARGES            SHARES           SHARES            SHARES
                                  ON CLASS A     RETAINED BY       ADVANCED BY      ADVANCED BY       ADVANCED BY
YEAR ENDED                            SHARES     DISTRIBUTOR       DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------
August 31, 1999                   $5,280,270      $1,692,621          $533,123      $5,659,987          $484,484

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES CHARGES                     SALES CHARGES
YEAR ENDED            RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------
August 31, 1999                        $3,248                        $1,405,862                           $38,726

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

================================================================================
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $6,477,338, all of which was paid by the Distributor to recipients. That included $483,135 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

================================================================================
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


                       37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Continued

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999 were as follows:

                                                                     DISTRIBUTOR'S      DISTRIBUTOR'S
                                                                         AGGREGATE       UNREIMBURSED
                                                                      UNREIMBURSED      EXPENSES AS %
                      TOTAL PAYMENTS        AMOUNT RETAINED               EXPENSES      OF NET ASSETS
                          UNDER PLAN         BY DISTRIBUTOR             UNDER PLAN           OF CLASS
------------------------------------------------------------------------------------------------------
 Class B Plan             $7,487,764             $6,131,624            $15,983,560               2.22%
 Class C Plan              1,195,262                718,537              1,535,378               1.29


================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

         The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


                       38 OPPENHEIMER CAPITAL INCOME FUND

================================================================================
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 1999, was as follows:

                                                                     PUT OPTIONS
                                                  ------------------------------
                                                  NUMBER OF            AMOUNT OF
                                                    OPTIONS             PREMIUMS
--------------------------------------------------------------------------------
Options outstanding as of August 31, 1998                --           $      --
Options written                                         500             370,365
Options closed or expired                              (250)            (83,625)
                                                  ------------------------------
Options outstanding as of August 31, 1999               250           $ 286,740
                                                  ==============================



                       39 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
7. ILLIQUID OR RESTRICTED SECURITIES

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 1999, was $26,821,405, which represents 0.71% of the Fund's net assets, of which $1,176,150 is considered restricted. Information concerning restricted securities is as follows:

                                                                                    VALUATION
                                                                               PER UNIT AS OF
SECURITY                             ACQUISITION DATE       COST PER UNIT     AUGUST 31, 1999
----------------------------------------------------------------------------------------------
STOCKS
Greenpoint Financial Corp.                    3/12/99              $30.00              $23.52

================================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended August 31, 1999.


                       40 OPPENHEIMER CAPITAL INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Capital Income Fund (formerly Oppenheimer Equity Income Fund) as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for the period July 1, 1994, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP


Denver, Colorado
September 22, 1999


                       41 OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  (Unaudited)

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

         Distributions of $1.2961, $1.2638 and $1.2644 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 18, 1998, of which $1.1652 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

         Dividends paid by the Fund during the fiscal year ended August 31, 1999, which are not designated as capital gain distributions should be multiplied by 51.10% to arrive at the net amount eligible for the corporate dividend-received deduction.

         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       42 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

================================================================================
OFFICERS AND TRUSTEES          James C. Swain, Trustee and Chairman of the Board
                               Bridget A. Macaskill, Trustee and President
                               William L. Armstrong, Trustee
                               Robert G. Avis, Trustee
                               William A. Baker, Trustee
                               George C. Bowen, Trustee
                               Jon S. Fossel, Trustee
                               Sam Freedman, Trustee
                               Raymond J. Kalinowski, Trustee
                               C. Howard Kast, Trustee
                               Robert M. Kirchner, Trustee
                               Ned M. Steel, Trustee
                               John P. Doney, Vice President
                               Michael L. Levine, Vice President
                               Andrew J. Donohue, Vice President and Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS           Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL                  Myer, Swanson, Adams & Wolf, P.C.

                               This is a copy of a report to shareholders of Oppenheimer Capital Income Fund. This report must be preceded by a Prospectus of Oppenheimer Capital Income Fund. For material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                       43 OPPENHEIMER CAPITAL INCOME FUND

INFORMATION AND SERVICES

                               As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

                               INTERNET
                               24-hr access to account information and
                               transactions
                               WWW.OPPENHEIMERFUNDS.COM
                               -------------------------------------------------
                               GENERAL INFORMATION
                               Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                               1.800.525.7048
                               -------------------------------------------------
                               TELEPHONE TRANSACTIONS
                               Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                               1.800.852.8457
                               -------------------------------------------------
                               PHONELINK
                               24-hr automated information and automated
                               transactions
                               1.800.533.3310
                               -------------------------------------------------
                               TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
                               Mon-Fri 8:30am-7pm ET
                               1.800.843.4461
                               -------------------------------------------------
                               OPPENHEIMERFUNDS INFORMATION HOTLINE
                               24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
                               1.800.835.3104
                               -------------------------------------------------
                               TRANSFER AND SHAREHOLDER SERVICING AGENT
                               OppenheimerFunds Services
                               P.O. Box 5270, Denver, CO 80217-5270

                                                         [OPPENHEIMERFUNDS LOGO]
                                                         Distributor, Inc.

RA0300.001.0899  October 29, 1999